SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 July 8, 2008
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                             American TonerServ Corp.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


         Delaware                 333-120688             33-0686105
---------------------------   -----------------  ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


       420 Aviation Boulevard, Suite 103, Santa Rosa, California 95403
       ---------------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (800) 736-3515
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On July 8, 2008, the Board of Directors of American TonerServ Corp. (the "Company") approved changes to the compensation arrangements for two of the Company's executive officers. Effective upon the Company achieving positive earnings before interest, taxes depreciation and amortization, excluding extraordinary and one time items for one calendar month, the annual salary of Daniel J. Brinker, the Company's President and Chief Executive Officer, will be increased from $180,000 to $205,000, and the annual salary of Michael V. Ducey, the Company's Senior Vice President of Sales and Marketing, will be increased from $150,000 to $175,000.

     Also on July 8, 2008, the Company's Board of Directors approved the establishment of a Bonus Pool for the last six months of 2008 as set forth below, with such amounts to be allocated to the executive officers and senior management of the Company as determined by the Board of Directors based on recommendations of the Compensation Committee. The Bonus Pool will be based on the Company achieving at least 80% of earnings before interest, taxes depreciation and amortization of $1,732,173 (the "Target") for the six months ended December 31, 2008. Up to $200,000 would accrue in the bonus pool if
the Company reaches the Target plus $100,000.    In addition, twenty five
percent (25%) of any amount in excess of the Target plus $100,000 would be included in the bonus pool. There is no assurance that the Company will be able to achieve the levels of earnings before interest, taxes depreciation and amortization established by the Board of Directors for the Bonus Pool.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   AMERICAN TONERSERV CORP.



Dated: July 14, 2008              By: /s/ Daniel J. Brinker
                                       Daniel J. Brinker, President